UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           ____________________

                                 FORM 8-K

                              CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934




                            November 17, 2003
______________________________________________________________________________
              Date of report (Date of earliest event reported)



                           Minden Bancorp, Inc.
______________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)


       United States                 000-49882                  13-4203146
______________________________________________________________________________
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
of Incorporation)                                          Identification No.)


415 Main Street, Minden, Louisiana                                71058
______________________________________________________________________________
(Address of Principal Executive Offices)                        (Zip Code)


                              (318) 377-0523
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)



ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1           Press Release dated November 17, 2003



ITEM 9.   Regulation FD Disclosure
          ------------------------

     On November 17, 2003, Minden Bancorp, Inc. (the "Company") announced the addition, effective January 2004, of Mike Harper to the Board of Directors of Minden Building & Loan Association, the Company's wholly owned subsidiary.

     For additional information, reference is made to the Company's press release dated November 17, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

















                                     -2-

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MINDEN BANCORP, INC.



Date: November 18, 2003            By: /s/ A. David Evans
                                      ------------------------------------
                                      A. David Evans
                                      President and Chief Executive Officer































                                     -3-